UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 March 14, 2005


                           HARRIS & HARRIS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



      NEW YORK             0-11576                      13-3119827
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(State or other   (Commission File Number)  (I.R.S. Employer Identification No.)
jurisdiction of
incorporation)


                              111 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (212) 582-0900



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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

For the year ended December 31, 2002, in our Consolidated Statements of Operations, we calculated and presented "Net decrease in net assets resulting from operations: Per outstanding share" on the basis of shares outstanding at the end of the year instead of the correct method, which is on the basis of average daily outstanding shares during the year.

This error resulted in an understatement of the "Net decrease in net assets resulting from operations: Per outstanding share" in the amount of ($0.03), or 11.1%. Accordingly, on March 14, 2005, management concluded that the previously issued consolidated financial statements for the year ended December 31, 2002 should no longer be relied upon and have been restated. This restatement affects only this line item in our 2002 Statements of Operations "Net decrease in net assets resulting from operations: Per outstanding share," which we have adjusted from ($.24) to ($.27). No other aspects of the 2002 financial statements are affected, including net asset value per share, which remains $2.37; and the numbers from which "Net decrease in net assets resulting from operations: Per outstanding share" are derived: number of shares outstanding; and "Net decrease in net assets resulting from operations: Total," which remains ($2,722,194). This restatement also does not affect any subsequent or prior periods.

Also, on March 14, 2005, the Audit Committee discussed with our independent public registered accounting firm the matters disclosed in this filing.

A copy of the Company's press release issued March 15, 2005 is furnished as
Exhibit 99 to this Form 8-K and is incorporated by reference into this Item
4.02.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.


            EXHIBIT NO.                 DESCRIPTION
            -----------                 -----------

            99                          PRESS RELEASE DATED MARCH 15, 2005



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 15, 2005                      HARRIS & HARRIS GROUP, INC.


                                            By:  /s/ Douglas W. Jamison
                                                 ---------------------------
                                                     Douglas W. Jamison
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


            EXHIBIT NO.                 DESCRIPTION
            -----------                 -----------

            99                          PRESS RELEASE DATED MARCH 15, 2005



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